UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2015

FactSet Research Systems Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-11869	13-3362547
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

601 Merritt 7

Norwalk, Connecticut 06851

(Address of principal executive offices)

(203) 810-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 29, 2015, FactSet Research Systems Inc., a Delaware corporation (“FactSet” or the “Company”) and Bank of America, N.A. entered into an agreement dated as of May 27, 2015, to amend the existing Credit Agreement (the “Credit Agreement”) dated February 6, 2015, between FactSet, as the borrower, and Bank of America, N.A., as the lender. The amendment (the “Amendment”) revised the definition of a change in control, which is defined in section 1.01 of the Credit Agreement. The description of the Amendment is qualified in its entirety by reference to the full text of the Amendment attached hereto as Exhibit 10.1. Except as otherwise expressly provided by the Amendment, all of the respective terms, conditions and provisions of the Credit Agreement and the other loan documents remain the same.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	First Amendment to Credit Agreement dated as of May 27, 2015, between FactSet Research Systems Inc. and Bank of America, N.A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FACTSET RESEARCH SYSTEMS INC. (Registrant)

Date: June 1, 2015	By:	/s/ Maurizio Nicolelli
Maurizio Nicolelli
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Credit Agreement dated as of May 27, 2015, between FactSet Research Systems Inc. and Bank of America, N.A.